UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2003

WFS Financial Inc
(Exact Name of Registrant as Specified in Charter)

California	33-93068	33-0291646

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1002

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements, Proforma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	List of documents filed as part of this report:

Exhibit 99.1 – WFS Financial Inc Press Release of March 7, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL INC,

March 7, 2003	By:	/s/ LEE A. WHATCOTT
Lee A. Whatcott Senior Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	WFS Financial Inc Press Release of March 7, 2003